Other provisions	6 Months Ended
Jun. 30, 2023
Disclosure of other provisions [abstract]
Other provisions
Note 14: Other provisions

Provisions for financial commitments and guarantees £m		Regulatory and legal provisions £m	Other £m	Total £m

At 1 January 2023	304	708	579	1,591
Provisions applied	–	(99)	(169)	(268)
Charge for the period	7	62	61	130
At 30 June 2023	311	671	471	1,453
Regulatory and legal provisions
In the course of its business, the Group engages in discussions with the PRA, FCA and other UK and overseas regulators and other governmental authorities on a range of matters on a regular basis, including legal and regulatory reviews and, from time to time, enforcement investigations (including in relation to compliance with applicable laws and regulations, such as those relating to prudential regulation, consumer protection, investment advice, business conduct, systems and controls, competition/antitrust, tax, anti-bribery, anti-money laundering and sanctions). Any matters discussed or identified during such discussions and inquiries may result in, among other things, further inquiry or investigation, other action being taken by governmental and/or regulatory authorities, increased costs being incurred by the Group, remediation of systems and controls, public or private censure, restriction of the Group’s business activities and/or fines. The Group also receives complaints in connection with its past conduct and claims brought by or on behalf of current and former employees, customers, investors and other third parties and is subject to legal proceedings and other legal actions from time to time. Any events or circumstances mentioned herein or below could have a material adverse effect on the Group’s financial position, operations or cash flows. Where significant, provisions are held against the costs and/or liabilities expected to be incurred in relation to these matters and matters arising from related internal reviews. However, the impact of such matters cannot always be predicted with certainty and the ultimate liability of the Group may be significantly more, or less, than the amount of any provision recognised. During the half-year to 30 June 2023 the Group charged a further £62 million in respect of legal actions and other regulatory matters and the unutilised balance at 30 June 2023 was £671 million (31 December 2022: £708 million). The most significant items are as follows:
HBOS Reading – review
The Group continues to apply the recommendations from Sir Ross Cranston’s review, issued in December 2019, including a reassessment of direct and consequential losses by an independent panel (the Foskett Panel), an extension of debt relief and a wider definition of de facto directors. The Foskett Panel’s full scope and methodology was published on 7 July 2020. The Foskett Panel’s stated objective is to consider cases via a non-legalistic and fair process and to make their decisions in a generous, fair and common sense manner, assessing claims against an expanded definition of the fraud and on a lower evidential basis.
The provision, unchanged from 2022, includes operational costs in relation to Dame Linda Dobbs’s review, which is considering whether the issues relating to HBOS Reading were investigated and appropriately reported by the Group during the period from January 2009 to January 2017, and other programme costs. A significant proportion of the provision relates to the estimated future awards from the Foskett Panel, and is materially dependent on the assumption that the number of awards to date are representative of the full population of cases.
In June 2022, the Foskett Panel announced an alternative option, in the form of a fixed sum award which could be accepted as an alternative to participation in the full re-review process, to support earlier resolution of claims for those deemed by the Foskett Panel to be victims of the fraud. Around three-quarters of the population have now had outcomes via this new process. Notwithstanding the settled claims and the increase in coverage which builds confidence in the full estimated cost, uncertainties remain and the final outcome could be different from the current provision once the re-review is concluded by the Foskett Panel. There is no confirmed timeline for the completion of the Foskett Panel re-review process nor the review by Dame Linda Dobbs. The Group is committed to implementing Sir Ross’s recommendations in full.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 14: Other provisions (continued)
Payment protection insurance
The Group has incurred costs for PPI over a number of years totalling £21,906 million. The Group continues to challenge PPI litigation cases, with mainly legal fees and operational costs associated with litigation activity recognised within regulatory and legal provisions. PPI litigation remains inherently uncertain, with a number of key court judgments due to be delivered in 2023.
Other
The Group carries provisions of £97 million (31 December 2022: £112 million) in respect of dilapidations, rent reviews and other property-related matters.
Provisions are also made for staff and other costs related to Group restructuring initiatives at the point at which the Group becomes committed to the expenditure; at 30 June 2023 provisions of £95 million (31 December 2022: £108 million) were held.
The Group carries provisions of £44 million (31 December 2022: £86 million) for indemnities and other matters relating to legacy business disposals in prior years. Whilst there remains significant uncertainty as to the timing of the utilisation of the provisions, the Group expects the majority of the remaining provisions to have been utilised by 31 December 2026.